EXHIBIT 3.10




                                     BY-LAWS

                                       OF

                               THE MNI GROUP INC.


                                    ARTICLE I

                                     OFFICES
                                     -------

Section 1.    Principal Office
              ----------------

The principal office of the Corporation shall be in the city of Englewood, County of Bergen, State of New Jersey.


Section 2.    Additional Offices
              ------------------

The corporation may also have offices and places of business at such other places, within or without the State of New Jersey, as the Board of Directors may from time to time determine or the business of the Corporation may require.



                                   ARTICLE II

                            MEETINGS OF SHAREHOLDERS
                            ------------------------

Section 1.    Time and Place
              --------------

The annual meeting of the shareholders of the Corporation and all special meetings of shareholders may be held at such time and place within or without the State of New Jersey as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.


Section 2.    Annual Meeting
              --------------

The annual meeting of shareholders shall be held annually on such date as may be fixed from time to time by the Board of Directors. If no annual meeting of shareholders shall have been held within thirteen (13) months following the date of incorporation or the date of the last annual meeting of shareholders, then the meeting shall be held on the 3rd Tuesday in June of such year, if not a legal holiday and, if a legal holiday, then on the next business day thereafter. The shareholders shall elect a Board of Directors at the meeting and shall transact such other business as may properly be brought before the meeting.

Section 3.    Notice of Annual Meeting
              ------------------------

Written notice of the place, date and hour of the annual meeting of shareholders shall be given personally or by mail to each shareholder entitled to vote thereat, not less than ten (10) nor more than fifty (50) days prior to the meeting.


Section 4.    Special Meetings
              ----------------

Special meetings of the shareholders, for any purposes, unless otherwise prescribed by law or by the Certificate of Incorporation, may be called by the Chairman of the Board, the President or by action of the Board of Directors, and shall be called by the President at the written request of shareholders holding at least twenty-five percent (25%) of the shares of capital stock of the Corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.


Section 5.    Notice of Special Meeting
              -------------------------

Written notice of a special meeting of shareholders stating the place, date and hour of the meeting, the purpose or purposes for which the meeting is called, and by or at whose direction such notice is being issued, shall be given personally or by mail to each shareholder entitled to vote thereat, not less than ten (10) nor more than fifty (50) days prior to the meeting.


Section 6.    Quorum
              ------

Except as otherwise provided by the Certificate of Incorporation, the holders of a majority of the shares of capital stock of the Corporation issued and outstanding and entitled to vote thereat shall be necessary to and shall constitute a quorum for the transaction of business at all meetings of the shareholders. if a quorum shall not be present at any meeting of the shareholders, the shareholders entitled to vote thereat present in person or represented by proxy shall have power to adjourn the meeting from time to time until a quorum shall be present. At least two (2) days prior to the adjourned meeting, notice thereof shall be given, personally or by mail, to each shareholder entitled to vote thereat who was not present in person at the meeting at the time originally called and, unless announced at the meeting, to the other shareholders. At any such adjourned meeting at which a quorum may be present, any business may be transacted which might have been transacted at the meeting as originally called.


Section 7.    Voting
              ------

(a) At any meeting of the shareholders every shareholder having the right to vote shall be entitled to vote in person or by proxy. Except as otherwise provided in the Certificate of incorporation, each shareholder shall have one
(1) vote for each share of capital stock having voting power which is registered in his name on the books of the Corporation. Except where another date shall have been fixed as a record date for the determination of shareholders entitled to vote, no share of capital stock shall be voted at any election of Directors which shall have been transferred on the books of the Corporation within ten
(10) days next preceding such election of Directors.

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

(b) Except as otherwise provided by law or by the Certificate of Incorporation or these By-Laws, all elections of Directors shall be decided by a plurality of the votes cast and all other matters shall be decided by a majority of the votes cast.

(c) At each meeting of the shareholders, the polls shall be opened and closed, the proxies and ballots shall be received and be taken in charge, and all questions touching the qualification of voters, the validity of proxies and the acceptance or rejection of votes shall be decided by two (2) inspectors. Such inspectors shall be appointed by the Chairman of the meeting. If, for any reason, any of the inspectors appointed shall fail to attend or refuse or be unable to serve, inspectors in place of any so failing to attend or refusing or unable to serve shall be appointed in like manner. Such inspectors, before entering upon the discharge of their duties, shall be sworn faithfully to execute the duties of inspectors at such meeting with strict impartiality and according to the best of their ability, and the oath so taken shall be subscribed by them.


Section 8.    Proxies
              -------

A proxy, to be valid, shall be executed in writing by the shareholder or by his attorney-in-fact. No proxy shall he valid after the expiration of eleven (11) months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the shareholder executing it, except in those cases where an irrevocable proxy is permitted by law.


Section 9.    Consents
              --------

Whenever by any provision of law or of the Certificate of incorporation or of these By-Laws the vote of shareholders at a meeting thereof is required or permitted to be taken in connection with any corporate action, the meeting and vote of shareholders may be dispensed with if all the shareholders who would have been entitled to vote upon the action if such meeting were held shall consent in writing to such corporate action being taken. Nothing in this Section 9 shall be construed so as to alter or modify any provision of law under which the written consent of the holders of less than all outstanding shares is sufficient for corporate action.



                                   ARTICLE III

                                    DIRECTORS
                                    ---------

Section 1.    Number; Tenure
              --------------

(a) The number of Directors constituting the entire Board of Directors shall be fixed from time to time by resolution of the Board but shall not be less than three (3), except that where all the shares of the Corporation are owned beneficially and of record by less than three (3) shareholders, the number of

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

Directors may be less than three (3) but not less than the number of shareholders. Absent any such determination by the Board of Directors, the Board of Directors shall be three (3) in number.

(b) Directors shall be elected at the annual meeting of the shareholders, except as provided in Section 3 of this Article III, and each Director shall be elected to serve until his successor has been elected and has qualified.


Section 2.    Resignation; Removal
              --------------------

Any Director may resign at any time. The Board of Directors may, by a majority vote of the Directors then in office, remove a Director for cause. Any or all of the Directors may be removed without cause by a vote of the shareholders. These provisions for the removal of Directors shall apply to the extent permitted by the laws of the State of New Jersey.


Section 3.    Vacancies
              ---------

If any vacancies occur in the Board of Directors by reason of the death, resignation, retirement, disqualification or removal from office of any Director with or without cause or if any new directorships are created, all of the Directors then in office may, by majority vote, choose successors, or fill the newly created directorships, and the Directors so chosen shall hold office until the next annual meeting of the shareholders and until their successors shall be duly' elected and qualified, unless sooner displaced; provided, however, that if in the event of any such vacancy, the Directors remaining in office shall be unable to fill such vacancy within thirty (30) days of the occurrence thereof a special meeting of the shareholders may be called in the manner specified in
Section 4 of Article 11 at which meeting such vacancy may be filled.


Section 4.    Executive Committee and Other Committees
              ----------------------------------------

The Board of Directors, by resolution adopted by a majority of all Directors then in office, may designate from among its members an Executive Committee and other Committees, each consisting of two or more Directors, which Committees shall serve at the pleasure of the Board of Directors. The Board of Directors may designate one (1) or more Directors as alternate members of any such Committee, who may replace any absent member or members of such Committee. The Board of Directors, by resolution adopted by a majority of all Directors then in office, may remove a member of any such Committee with or without cause. To the extent provided in said resolution and to the extent permitted by the laws of the State of New Jersey, each such Committee shall have and may exercise the powers of the Board of Directors. Each of such Committees shall keep regular minutes of its proceedings and shall report thereon to the Board from time to time as required.

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

                                   ARTICLE IV

                              MEETINGS OF THE BOARD
                              ---------------------

Section 1.    Place
              -----

The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of New Jersey.


Section 2.    Regular Meetings
              ----------------

Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board.


Section 3.    Special Meeting
              ---------------

Special meetings of the Board of Directors may be called by the Chairman of the Board, if any, or by the President or the Secretary on two (2) days' notice to each Director, either personally or by mail, by telegram or by facsimile transmission; special meetings shall be called by the Chairman of the Board, if any, President or Secretary in like manner and on like notice an the written request of not less than two (2) Directors.


Section 4.    Quorum
              ------

At all meetings of the Board of Directors, a majority of the Directors then in office shall be necessary to constitute a quorum for the transaction of business except for a special meeting of the Board of Directors to consider the dissolution of the Corporation at which all of the Directors then in office shall be necessary to constitute a quorum. If a quorum shall not be present at any meeting of the Board of Directors, a majority of the Directors present thereat may adjourn the meeting from time to time until a quorum shall be present. Two (2) days' notice of any such adjournment shall be given, either personally or by maiI or by telegram, to each Director who was not present and unless announced at the meeting, to the other Directors.


Section 5.    Voting
              ------

Except with respect to special meetings of the Board of Directors to consider the dissolution of the Corporation, the number of votes of Directors that shall be necessary for the transaction of any business at any meeting of Directors shall be that of a majority of the Directors then in office unless the Certificate of Incorporation shall provide for a greater number. In such latter event, the vote of the number of Directors provided for in the Certificate of Incorporation shall be required to transact such business.

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

Section 6.    Participation in Meetings by Electronic Means
              ---------------------------------------------

Any one (1) or more members of the Board of Directors or any committee thereof may participate in a meeting of the Board of Directors or any Committee thereof by means of a conference telephone or similar communication equipment allowing all persons participating in such meeting to hear each other at the same time. Participation by such means shall constitute presence in person at such meeting.


Section 7.    Action in Lieu of Meeting
              -------------------------

Any action required or permitted to be taken by the Board of Directors or any Committee thereof may be taken without a meeting if all members of the Board of Directors or the Committee consent in writing to the adoption of a resolution authorizing the action. The resolution and the written consents thereto by the members of the Board of Directors or Committee shall be filed with the minutes of the proceedings of the Board of Directors or Committee.


Section 8.    Compensation
              ------------

Directors, as such, shall not receive any stated salary for their services, but, by resolution of the Board of Directors, a fixed fee and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the Board; provided, however, that nothing herein contained shall be construed to preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.



                                    ARTICLE V

                                     NOTICES
                                     -------

Section 1.    Form; Delivery
              --------------

Notices to Directors and shareholders shall be in writing and may be delivered personally or by mail or, to Directors, by telegram or facsimile transmission. Such notice is deemed to be given, if by mail, when deposited in the United States mail, with postage thereon prepaid, if by telegram when ordered or, if a delayed delivery is ordered, as of such delayed delivery time, and, if by facsimile transmission when receipt of such transmission is electronically acknowledged, and directed to Directors or shareholders at their addresses as they appear on the records of the Corporation.


Section 2.    Waiver
              ------

Whenever a notice is required to be given by any statute, the Certificate of Incorporation or these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to such notice. In addition, any shareholder attending a meeting of shareholders in person or by proxy without

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

protesting prior to the conclusion of the meeting the lack of notice thereof to him, and any Director attending a meeting of the Board of Directors without protesting prior to the meeting or at its commencement such lack of notice shall be conclusively deemed to have waived notice of such meeting.



                                   ARTICLE VI

                                    OFFICERS
                                    --------

Section 1.    Officers
              --------

The officers of the corporation shall be a President, one or more Vice Presidents, a Secretary, a Treasurer, and such other officers including a Chairman of the Board as may be determined by the Board of Directors.


Section 2.    Authorities and Duties
              ----------------------

All officers, as between themselves and the Corporation shall have such authority and perform such dirties in the management of the Corporation as may be provided in these By-Laws, or, to the extent not so provided, by the Board of Directors.


Section 3.    Term of Office; Removal
              -----------------------

All officers shall he elected by the Board of Directors and shall hold office for such time as may be prescribed by the Board. Any officer or agent elected or appointed by the Board may be removed with or without cause at any time by the Board.


Section 4.    Compensation
              ------------

The compensation of all officers of the Corporation shall he fixed by the Board of Directors, and the compensation of agents shall either be so fixed or shall be fixed by officers thereunto duly authorized. The fact that any officer is a Director shall not preclude him from receiving a salary as an officer, or from voting upon the resolution providing the same.


Section 5.    Vacancies
              ---------

If an office becomes vacant for any reason, the Board of Directors may fill the vacancy. Any officer so appointed or elected by the Board shalI serve only until the unexpired term of his predecessor shall have expired unless re-elected by the Board.

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

Section 6.    The Chairman of the Board
              -------------------------

The Chairman Of the Board of Directors, if one be elected, shall preside at all meetings of the Board Of Directors and shall perform such other duties as from time to time may be assigned to him by the Board of Directors.


Section 7.    The President
              -------------

The President shall be the Chief Executive Officer of the Corporation; he or she shall preside at all meetings of the shareholders; he shall be ex-Officio a member of all standing committees, shall have general and active management and control of the business and affairs of the Corporation, subject to the control of the Board Of Directors and shall see that all orders and resolutions of the Board are carried into effect.


Section 8.    The Vice-President
              ------------------

The 'Vice-President or, if there be more than one, the Vice Presidents in the order of their seniority or in any other order determined by the Board of Directors, shall in the absence or disability of the President, perform the duties and exercise the powers of the President, and shall generally assist the President and perform such other duties as the Board or President shall prescribe.


Section 9.    The Secretary
              -------------

The Secretary shall attend all meetings of the Board of Directors and all meetings of the shareholders and record all 'votes and the minutes of all proceedings in a book to be kept for that purpose and shall perform like duties for the standing Committees when required. He shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the Board, and shall perform such other duties as may be prescribed by the Board or the President, under whose supervision he shall act. He shall keep in safe custody the seal of the Corporation and, when authorized by the Board, affix the same to any instrument requiring it and, when so affixed, it shall be attested by his signature or by the signature of the Treasurer or an Assistant Treasurer or Assistant Secretary. He shall keep in safe custody the share certificate books and shareholder records and such other books and records as the Board may direct and shall perform all other duties incident to the office of the Secretary.


Section 10.   Assistant Secretary
              -------------------

During the absence or disability of the Secretary, any Assistant Secretary, or it there be more than one, the one so designated by the Secretary or by the Board of Directors, shall have all the powers and functions of the Secretary.

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

Section 11.   The Treasurer
              -------------

The Treasurer, if one shall be elected, shall have the care and custody of the corporate funds and other valuable effects, including securities, and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render the President and Directors, at the regular meeting of the Board, or whenever they may require it, an account of all his transactions as Treasurer and of the financial condition of the Corporation.


Section 12.   The Assistant Treasurer
              -----------------------

During the absence or disability of the Treasurer, any Assistant Treasurer, or it there be more than one, the one so designated by the Treasurer or by the Board of Directors, shall have all the powers and functions of the Treasurer.


Section 13.   Bonds
              -----

In case the Board of Directors shall so require, any officer or agent of the Corporation shall give the Corporation a bond f or such term, in such sum and with such surety or sureties as shall be satisfactory to the Board for the faithful performance of the duties of his office, and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.



                                   ARTICLE VII

                               SHARE CERTIFICATES
                               ------------------

Section 1.    Form; Signature
              ---------------

The certificates for shares of capital stock of the Corporation shall be in such form as shall be determined by the Board of Directors and shall be numbered consecutively and entered in books of the Corporation as they are issued. Each certificate shall exhibit the registered holder's name and the number and class of shares, and shall be signed by the President or a Vice-President and the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, and shall bear the seal of the Corporation or a facsimile thereof. Where any such certificate is countersigned by a transfer agent, or registered by a registrar, the Signature of any such officer may be a facsimile signature. In case any officer who signed or whose facsimile signature or signatures was placed on any such certificate shall have ceased to be such Officer before such certificate is issued, it may nevertheless be issued by the, Corporation with the same effect as if he were such officer at the date of issue.

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

Section 2.    Lost Certificates
              -----------------

The Board of Directors may direct a new share certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed upon the making of an affidavit of that fact by the person claiming the certificate to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to give the Corporation a bond in such sum as it may direct an indemnity against any claim that may he made against the corporation with respect to the certificate alleged to have been lost or destroyed.


Section 3.    Registration of Transfer
              ------------------------

Upon surrender to the Corporation or any transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation or such transfer agent to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.


Section 4.    Registered Shareholders
              -----------------------

Except as otherwise provided by law, the Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividend or other distributions and to vote as such owner, and to hold liable for calls and assessments a person registered on its book as the owner of shares, and shall not be found to recognize an equitable or legal claim to or interest in such share or shares on the part of any other person, whether or not it has actual or other notice thereof.


Section 5.    Record Date
              -----------

For the purpose of determining the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or to express consent to or dissent from any proposal without a meeting, or for the purpose of determining shareholders entitled to receive payment of any dividend or the allotment of any rights, or for the purpose of any other action affecting the interest of shareholders, the Board of Directors may fix, in advance, a record date. Such date shall not be more than fifty (50) nor less than ten (10) days before the date of any such meeting, nor more than fifty (50) days prior to any other action.

In each such case, except as otherwise provided by law, only such persons as shall be shareholders of record on the date so fixed shall be entitled to notice of, and to vote at, such meeting and any adjournment thereof, or to express such consent or dissent, or to receive payment of such dividend or such allotment or

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

rights, or otherwise to be recognized as shareholders for the related purpose, notwithstanding any registration or transfer of shares on the books of the Corporation after any such record date so fixed.



                                  ARTICLE VIII

                               GENERAL PROVISIONS
                               ------------------

Section 1.    Fiscal Year
              -----------

The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.


Section 2.    Dividends
              ---------

Dividends upon the capital stock of the corporation may be declared by the Board of Directors at any regular or special meeting and may be paid in cash, in property or in shares of the capital stock, subject to the laws of the State of New Jersey.


Section 3.    Reserves
              --------

Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Directors from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purposes as the Board shall deem conducive to the interests of the Corporation, and the Board may modify or abolish any such reserve in the manner in which it was created.


Section 4.    Checks
              ------

All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

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

Section 5.    Seal
              ----

The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal New Jersey". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.



                                   ARTICLE IX

                                 INDEMNIFICATION
                                 ---------------

Section 1.    Actions bv or in the Right of the Corporation
              ---------------------------------------------

Any person made a party to an action by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he, his testator or intestate, is or was a Director or officer 'f the Corporation shall be indemnified by the Corporation against the reasonable expenses, including attorneys, fees, actually and necessarily incurred by him in connection with the defense of such action or in connection with an appeal thereof, to the fullest extent permitted by the laws of State of New Jersey.


Section 2.    Action or Proceeding Other than by or in the Right of the
              ---------------------------------------------------------
              Corporation
              -----------

Any person made or threatened to be made a party to an action or proceeding other than one by or in the right of the Corporation to procure a judgment in its favor, whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, which any Director or officer of the Corporation served in any capacity at the request of the Corporation, by reason of the fact that he, his testator or intestate, was a Director or officer of the Corporation, or served such other corporation in any capacity, shall be indemnified by the Corporation against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys, fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such Director or officer acted in good faith for a purpose which he reasonably believed to be in the best interests of the Corporation and, in criminal actions or proceedings, in which he had no reasonable cause to believe that his conduct was unlawful. The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such Director or officer did not act in good faith for a purpose which he reasonably believed to be in the best interests of the Corporation or that he had reasonable cause to believe that his conduct was unlawful.

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

Section 3.    Opinion of Counsel
              ------------------

In taking any action or making any determination pursuant to this Article, the Board of Directors and each Director, officer or employee, whether or not interested in any such action or determination, may rely upon an opinion of counsel selected by the Board.


Section 4.    Other Indemnification; Limitation
              ---------------------------------

Officers and Directors shall also be indemnified to the fullest extent permitted under Section 14A: 3-5 of the Business Corporation Act of the State of New Jersey, as amended from time to time. The Corporation's obligations under this Article shall not be exclusive or in limitation of but shall he in addition to any other rights to which any such person may be entitled under any other Provision of these By-Laws, or by contract, or as a matter of law, or otherwise. All of the provisions of this Article IX of the By-Laws shall be valid only to the extent permitted by the Certificate of Incorporation and the laws of the State of New Jersey.



                                    ARTICLE X

                                   AMENDMENTS
                                   ----------

Section 1.    Power to Amend
              --------------

These By-Laws shall be subject to amendment or repeal and additional By-Laws may be adopted either by the Board of Directors at any regular or special meeting of the Board or by written consent in lieu of a meeting, or by the shareholders at any regular or special meeting of the shareholders, or by written consent in lieu of a meeting.


Section 2.    Amendment Affecting Election of Directors; Notice
              -------------------------------------------------

If any By-Law regulating an impending election of Directors is adopted, amended or repealed by the Board, there shall be set forth in the notice of the next meeting of shareholders for the election of Directors the By-Law so adopted, amended or repealed, together with a concise statement of the changes made.

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